CERTIFICATE OF TRUST OF
                              HSB CAPITAL I

                    This Certificate of Trust of HSB Capital I
          (the "Trust"), dated as of July 10, 1997, is being duly executed and filed by the undersigned, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. C. (S) 3801 et seq.).

                    1.  NAME.  The name of the business
          trust being formed hereby is HSB Capital I.

                    2.  DELAWARE TRUSTEE.  The name and
          business address of the trustee of the Trust with a principal place of business in the State of Delaware is: First Chicago Delaware Inc., 300 King Street,
          Wilmington, Delaware 19801.

                    3.  ADMINISTRATIVE TRUSTEES.  The names of
          the Administrative Trustees are:  Saul L. Basch, R.
          Kevin Price, Robert C. Walker.

                    4.  EFFECTIVE DATE.  This Certificate of
          Trust shall be effective upon the filing of this Certificate of Trust.

                    IN WITNESS WHEREOF, the undersigned trustee of the Trust has, executed this Certificate of Trust as of the date first above written.

                                    /s/ Saul L. Basch
                                   -----------------------------
                                   Name:   Saul L. Basch
                                   Title:  Administrative Trustee

                                    /s/ R. Kevin Price
                                   -----------------------------
                                   Name:   R. Kevin Price
                                   Title:  Administrative Trustee

                                    /s/ Robert C. Walker
                                   -----------------------------
                                   Name:   Robert C. Walker
                                   Title:  Administrative Trustee

                                   FIRST CHICAGO DELAWARE INC.,
                                   as Delaware Trustee

                                   By:  /s/ Richard D. Manella
                                   -----------------------------
                                   Name:   Richard D. Manella
                                   Title:  Vice President